THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of approximately 5,391 conventional, one- to four-family, fixed-rate, fully-amortizing Mortgage Loans (the "Mortgage Loans") secured by first liens or second liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of July 1, 1998 (the "Cut-off Date") of approximately $473,666,917, after application of scheduled payments due on or before the Cut-off Date whether or not received and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years.

         References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         Approximately 80.83% of the Mortgage Loans provide for payment by the mortgagor of a Prepayment Charge in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of five years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the Prepayment Charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans, and such amounts will not be available for distributions on the other classes of Certificates. Under certain instances, as described in the Agreement, the Master Servicer may waive the payment of any otherwise applicable Prepayment Charge. Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the Prepayment Charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

         The average principal balance of the Mortgage Loans at origination was approximately $87,998. No Mortgage Loan had a principal balance at origination greater than approximately $1,100,000 or less than approximately $3,100. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $87,863. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $1,099,487 or less than approximately $2,622.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 7.000% per annum to approximately 16.500% per annum, and the weighted average Mortgage Rate was approximately 9.727% per annum.

         The weighted average loan-to-value ratio (or combined loan-to-value ratio, in the case of second lien Mortgage Loans) of the Mortgage Loans at origination was approximately 75.35%. At origination, no Mortgage Loan will have a loan-to-value ratio (or a combined loan-to-value ratio, in the case of any second lien Mortgage Loan) greater than approximately 100% or less than approximately 5.96%.
         Approximately 4.78% of the Mortgage Loans are secured by second liens on the related

Mortgaged Property.

         The weighted average remaining term to stated maturity of the Mortgage Loans will be approximately 27 years and 8 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to November 1996 or after August 1998, or will have a remaining term to stated maturity of less than 3 years and 11 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is July 2028.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                                     % OF
                                            NUMBER       AGGREGATE ORIGINAL    AGGREGATE ORIGINAL
          RANGE ($)                        OF LOANS      PRINCIPAL BALANCE     PRINCIPAL BALANCE
          ---------                        --------      -----------------     -----------------
        0.01  -    50,000.00 ............   1,768         $ 62,072,863.00           13.08%
   50,000.01  -   100,000.00 ............   2,133          152,801,234.85           32.21
  100,000.01  -   150,000.00 ............     857          104,325,842.00           21.99
  150,000.01  -   200,000.00 ............     281           48,460,004.00           10.22
  200,000.01  -   250,000.00 ............     147           32,399,300.01            6.83
  250,000.01  -   300,000.00 ............      89           24,370,746.00            5.14
  300,000.01  -   350,000.00 ............      39           12,725,220.00            2.68
  350,000.01  -   400,000.00 ............      32           11,952,700.00            2.52
  400,000.01  -   450,000.00 ............      11            4,662,000.00            0.98
  450,000.01  -   500,000.00 ............      14            6,614,130.00            1.39
  500,000.01  -   550,000.00 ............       5            2,672,750.00            0.56
  550,000.01  -   600,000.00 ............       4            2,309,300.00            0.49
  600,000.01  -   650,000.00 ............       2            1,282,000.00            0.27
  650,000.01  -   700,000.00 ............       1              680,000.00            0.14
  700,000.01  -   750,000.00 ............       2            1,462,500.00            0.31
  750,000.01  -   800,000.00 ............       2            1,580,000.00            0.33
  850,000.01  -   900,000.00 ............       1              857,000.00            0.18
  950,000.01  - 1,000,000.00 ............       1              970,000.00            0.20
1,050,000.01  - 1,100,000.00 ............       2            2,200,000.00            0.46
                                            -----          --------------          ------
         Total ..........................   5,391         $474,397,589.86          100.00%
                                            =====          ==============          ======

         PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            NUMBER        OUTSTANDING AS OF    OUTSTANDING AS OF
        RANGE ($)                          OF LOANS        THE CUT-OFF DATE    THE CUT-OFF DATE
        ---------                          --------       -----------------    -----------------
        0.01 -    50,000.0 ..............   1,772          $62,111,895.75           13.11%
   50,000.01 -   100,000.0 ..............   2,130          152,485,836.19           32.19
  100,000.01 -   150,000.0 ..............     856          104,113,886.92           21.98
  150,000.01 -   200,000.0 ..............     281           48,406,362.35           10.22
  200,000.01 -   250,000.0 ..............     148           32,618,760.66            6.89
  250,000.01 -   300,000.0 ..............      89           24,381,058.23            5.15
  300,000.01 -   350,000.0 ..............      38           12,397,581.03            2.62
  350,000.01 -   400,000.0 ..............      32           11,941,394.90            2.52
  400,000.01 -   450,000.0 ..............      12            5,103,655.61            1.08
  450,000.01 -   500,000.0 ..............      13            6,106,513.80            1.29
  500,000.01 -   550,000.0 ..............       5            2,669,682.84            0.56
  550,000.01 -   600,000.0 ..............       4            2,306,928.79            0.49
  600,000.01 -   650,000.0 ..............       2            1,281,432.48            0.27
  650,000.01 -   700,000.0 ..............       1              679,020.02            0.14
  700,000.01 -   750,000.0 ..............       2            1,460,620.32            0.31
  750,000.01 -   800,000.0 ..............       2            1,578,336.46            0.33
  850,000.01 -   900,000.0 ..............       1              855,725.32            0.18
  950,000.01 - 1,000,000.0 ..............       1              969,527.88            0.20
1,050,000.01 - 1,100,000.0 ..............       2            2,198,697.04            0.46
                                            -----         -----------------        ------
         Total...........................   5,391          $473,666,916.59         100.00%
                                            =====           ==============         ======


               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION

                                                             AGGREGATE          % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                             NUMBER      OUTSTANDING AS OF     OUTSTANDING AS OF
MORTGAGE RATE (%)                           OF LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                           --------    ------------------     -----------------
 7.000 -  7.499 ..........................      8         $    885,370.59            0.19%
 7.500 -  7.999 ..........................    265           32,710,363.28            6.91
 8.000 -  8.499 ..........................    242           26,414,023.17            5.58
 8.500 -  8.999 ..........................  1,002          111,968,237.98           23.64
 9.000 -  9.499 ..........................    461           47,868,856.58           10.11
 9.500 -  9.999 ..........................  1,135          108,500,179.06           22.91
10.000 - 10.499..........................     327           28,490,323.74            6.01
10.500 - 10.999..........................     663           49,477,110.58           10.45
11.000 - 11.499..........................     215           13,149,766.12            2.78
11.500 - 11.999..........................     400           22,896,715.97            4.83
12.000 - 12.499..........................     215           10,296,522.18            2.17
12.500 - 12.999..........................     235           10,949,205.53            2.31
13.000 - 13.499..........................      74            3,357,871.53            0.71
13.500 - 13.999..........................      98            4,491,925.24            0.95
14.000 - 14.499..........................      25            1,096,821.89            0.23
14.500 - 14.999..........................      17              536,884.77            0.11
15.000 - 15.499..........................       3              256,718.41            0.05
15.500 - 15.999..........................       5              180,019.97            0.04
16.500 - 16.999..........................       1              140,000.00            0.03
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

           MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                          OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                          --------      ------------------     -----------------
 7.000 -  7.499...........................      8         $    885,370.59            0.19%
 7.500 -  7.999 .........................     265           32,710,363.28            6.91
 8.000 -  8.499 .........................     242           26,414,023.17            5.58
 8.500 -  8.999 .........................   1,002          111,968,237.98           23.64
 9.000 -  9.499 .........................     461           47,868,856.58           10.11
 9.500 -  9.999 .........................   1,135          108,500,179.06           22.91
10.000 - 10.499 .........................     327           28,490,323.74            6.01
10.500 - 10.999..........................     663           49,477,110.58           10.45
11.000 - 11.499..........................     215           13,149,766.12            2.78
11.500 - 11.999..........................     400           22,896,715.97            4.83
12.000 - 12.499..........................     215           10,296,522.18            2.17
12.500 - 12.999..........................     235           10,949,205.53            2.31
13.000 - 13.499..........................      74            3,357,871.53            0.71
13.500 - 13.999..........................      98            4,491,925.24            0.95
14.000 - 14.499..........................      25            1,096,821.89            0.23
14.500 - 14.999..........................      17              536,884.77            0.11
15.000 - 15.499..........................       3              256,718.41            0.05
15.500 - 15.999..........................       5              180,019.97            0.04
16.500 - 16.999..........................       1              140,000.00            0.03
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
    MAXIMUM                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                          OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                          --------      ------------------     -----------------
 7.000 -  7.499..........................       8         $    885,370.59            0.19%
 7.500 -  7.999..........................     265           32,710,363.28            6.91
 8.000 -  8.499..........................     242           26,414,023.17            5.58
 8.500 -  8.999..........................   1,002          111,968,237.98           23.64
 9.000 -  9.499..........................     461           47,868,856.58           10.11
 9.500 -  9.999..........................   1,135          108,500,179.06           22.91
10.000 - 10.499..........................     327           28,490,323.74            6.01
10.500 - 10.999..........................     663           49,477,110.58           10.45
11.000 - 11.499..........................     215           13,149,766.12            2.78
11.500 - 11.999..........................     400           22,896,715.97            4.83
12.000 - 12.499..........................     215           10,296,522.18            2.17
12.500 - 12.999..........................     235           10,949,205.53            2.31
13.000 - 13.499..........................      74            3,357,871.53            0.71
13.500 - 13.999..........................      98            4,491,925.24            0.95
14.000 - 14.499..........................      25            1,096,821.89            0.23
14.500 - 14.999..........................      17              536,884.77            0.11
15.000 - 15.499..........................       3              256,718.41            0.05
15.500 - 15.999..........................       5              180,019.97            0.04
16.500 - 16.999..........................       1              140,000.00            0.03
                                            -----         ---------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======



                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
    MINIMUM                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                          OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                          --------      ------------------     -----------------
 7.000 -  7.499..........................       8         $    885,370.59            0.19%
 7.500 -  7.999..........................     265           32,710,363.28            6.91
 8.000 -  8.499..........................     242           26,414,023.17            5.58
 8.500 -  8.999..........................   1,002          111,968,237.98           23.64
 9.000 -  9.499..........................     461           47,868,856.58           10.11
 9.500 -  9.999..........................   1,135          108,500,179.06           22.91
10.000 - 10.499..........................     327           28,490,323.74            6.01
10.500 - 10.999..........................     663           49,477,110.58           10.45
11.000 - 11.499..........................     215           13,149,766.12            2.78
11.500 - 11.999..........................     400           22,896,715.97            4.83
12.000 - 12.499..........................     215           10,296,522.18            2.17
12.500 - 12.999..........................     235           10,949,205.53            2.31
13.000 - 13.499..........................      74            3,357,871.53            0.71
13.500 - 13.999..........................      98            4,491,925.24            0.95
14.000 - 14.499..........................      25            1,096,821.89            0.23
14.500 - 14.999..........................      17              536,884.77            0.11
15.000 - 15.499..........................       3              256,718.41            0.05
15.500 - 15.999..........................       5              180,019.97            0.04
16.500 - 16.999..........................       1              140,000.00            0.03
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                    OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------                    --------      ------------------     -----------------
Less than or equal to 25.00..............      41         $  1,542,071.06            0.33%
25.01 - 30.00............................      33            1,351,149.07            0.29
30.01 - 35.00............................      46            2,392,030.72            0.51
35.01 - 40.00............................      69            4,003,125.52            0.85
40.01 - 45.00............................      86            5,092,955.81            1.08
45.01 - 50.00............................     127            8,555,629.92            1.81
50.01 - 55.00............................     139           11,915,210.06            2.52
55.01 - 60.00............................     230           19,739,463.97            4.17
60.01 - 65.00............................     335           28,427,926.73            6.00
65.01 - 70.00............................     606           49,872,670.56           10.53
70.01 - 75.00............................     803           66,916,663.69           14.13
75.01 - 80.00............................   1,323          122,811,710.26           25.93
80.01 - 85.00............................     894           92,683,928.83           19.57
85.01 - 90.00............................     523           52,573,585.66           11.10
90.01 - 95.00............................      48            2,526,447.96            0.53
95.01 - 100.00...........................      88            3,262,346.77            0.69
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

------------
(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                   OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
--------                                   --------      ------------------     -----------------
Alabama..................................       2         $    170,880.97            0.04%
Arizona..................................     214           14,838,254.02            3.13
Arkansas.................................       9              371,788.17            0.08
California...............................   1,615          184,777,983.70           39.01
Colorado.................................     152           12,639,878.65            2.67
Connecticut..............................       1               49,974.08            0.01
District of Columbia.....................       7              676,300.77            0.14
Florida..................................     461           38,096,294.77            8.04
Georgia..................................     159           14,004,491.94            2.96
Hawaii...................................      79           11,777,017.43            2.49
Idaho....................................      41            3,092,788.48            0.65
Illinois.................................     179           14,033,480.28            2.96
Indiana..................................      66            3,773,585.25            0.80
Iowa.....................................      15              774,632.28            0.16
Kansas...................................      26            1,302,970.35            0.28
Kentucky.................................       3              150,377.18            0.03
Louisiana................................      19            1,287,898.63            0.27
Maine....................................       3              303,935.81            0.06
Maryland.................................      47            4,407,302.27            0.93
Massachusetts............................      11            1,134,407.05            0.24
Michigan.................................      94            5,650,480.18            1.19
Minnesota................................     104            7,309,303.74            1.54
Mississippi..............................       5              225,413.10            0.05
Missouri.................................     142            7,645,057.50            1.61
Montana..................................      24            1,965,615.16            0.41
Nebraska.................................       2              131,215.09            0.03
Nevada...................................      97            8,774,997.87            1.85
New Hampshire............................       6              395,435.88            0.08
New Jersey...............................       4              526,960.34            0.11
New Mexico...............................      79            7,216,858.85            1.52
North Carolina...........................      70            5,101,622.00            1.08
North Dakota.............................       2               41,946.26            0.01
Ohio.....................................     247           15,507,350.27            3.27
Oklahoma.................................      58            2,833,935.06            0.60
Oregon...................................     113           11,742,588.42            2.48
Pennsylvania.............................     250           13,869,866.80            2.93
South Carolina...........................      44            2,858,075.54            0.60
South Dakota.............................       1               48,154.55            0.01
Tennessee................................      60            5,228,506.12            1.10
Texas....................................     482           35,781,276.67            7.55
Utah.....................................     103            8,546,553.22            1.80
Virginia.................................      40            3,605,697.05            0.76
Washington...............................     162           15,200,844.48            3.21
West Virginia............................      21            1,124,149.62            0.24
Wisconsin................................      64            4,299,580.24            0.91
Wyoming..................................       8              371,190.50            0.08
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======


                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                             AGGREGATE         % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PROPERTY TYPE                             OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-------------                             --------      ------------------     -----------------
Single Family............................   4,661         $403,267,538.58           85.14%
Two-Four Family..........................     313           27,742,849.05            5.86
Condominium..............................     167           13,549,425.69            2.86
Planned Unit Development.................     216           26,895,896.54            5.68
Manufactured Housing.....................      33            2,145,236.25            0.45
Modular Home.............................       1               65,970.48            0.01
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======



            MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS

                                                             AGGREGATE         % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY STATUS                          OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
----------------                          --------      ------------------     -----------------
Owner-Occupied...........................   4,537         $414,550,686.17           87.52%
Secondary................................      47            5,211,388.67            1.10
Investor.................................     807           53,904,841.75           11.38
                                           ------         ---------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.



                          PURPOSE OF THE MORTGAGE LOANS

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                               OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
------------                               --------      ------------------     -----------------
Purchase.................................     611          $50,813,777.53           10.73%
Equity-out Refinance.....................   3,538          306,063,652.01           64.62
Rate-term Refinance......................   1,242          116,789,487.05           24.66
                                            -----         ---------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                             AGGREGATE         % OF AGGREGATE
                                                         PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                           NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                              OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
------------                              --------      ------------------     -----------------
Full or Limited Documentation Program....   3,806         $326,467,151.17           68.92%
Stated Income Documentation Program......   1,585          147,199,765.42           31.08
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======



                      RISK CATEGORIES OF THE MORTGAGE LOANS

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                            OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
---------------                            --------      ------------------     -----------------
A........................................       4             $226,710.41            0.05%
A+.......................................   1,910          185,925,334.15           39.25
A+MO*....................................      58            4,772,937.52            1.01
A-.......................................   1,586          148,631,426.57           31.38
A-MO*....................................      90            7,029,025.39            1.48
B........................................     905           69,316,614.98           14.63
C........................................     583           40,900,732.29            8.63
C-.......................................     176           11,165,336.50            2.36
C-HS**...................................      79            5,698,798.78            1.20
                                            -----          --------------          ------
         Total...........................   5,391         $473,666,916.59          100.00%
                                            =====          ==============          ======

*        Underwritten pursuant to the Mortgage Credit Only program.
**       Underwritten pursuant to the Home Saver program.